MANNING & NAPIER FUND, INC.

(the “Fund”)

Real Estate Series (Class I, S, W and Z)

(the “Series”)

Supplement dated December 15, 2023 to the Prospectus for the Series dated March 1, 2023 (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Beginning in January 2024, the income distribution schedule for the Real Estate Series will be changed from annual distributions to quarterly distributions, with the first income distribution being on or around March 14, 2024.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

The first paragraph in the “Dividends, Distributions, and Taxes” section is hereby deleted and replaced with the following:

Dividends and Distributions

The Real Estate Series generally pays dividends four times a year, in March, June, September, and December. The Core Bond Series, Credit Series, High Yield Bond Series, Diversified Tax Exempt Series, and Unconstrained Bond Series generally pay dividends on a monthly basis. All the Series make net capital gains distributions, if any, once a year, typically in December. Each Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE